                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    BNS Co.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                    BNS Co.

                             275 West Natick Road
                               Warwick, RI 02886
                           Telephone: (401) 244-4500
                              Fax: (401) 244-4525

June 22, 2001

To the Stockholders:

   You are cordially invited to attend the Annual Meeting of Stockholders of BNS Co. to be held on Thursday, July 19, 2001, at 10:30 a.m. at the Company's corporate offices, 275 West Natick Road, Warwick, RI.

   The accompanying formal Notice of Annual Meeting of Stockholders and Proxy Statement contain the principal items of business to be considered and acted upon at the meeting, including information about the Directors of the Company continuing in office and the nominees for election as Directors for three-year terms. In addition to the foregoing, we will report on the Company's performance during 2000 and our plans, following the sale of the Company's Metrology Business to Hexagon A.B. on April 27, 2001, for re-positioning the new Company to meet the challenges that lie ahead in the software development business and the status of efforts to dispose of the Company's real estate assets. We welcome the opportunity to share our thoughts with our stockholders and look forward to your questions and comments.

   We hope you will be able to attend the meeting, but if you cannot do so, it is important that your shares be represented. Accordingly, whether or not you plan to personally attend the meeting, we urge you to mark, sign, date, and promptly return the enclosed proxy card in the return envelope.

                                          Sincerely yours,

                                      /s/ Kenneth N. Kermes
                                          Kenneth N. Kermes
                                          Chairman of the Board

                                    BNS Co.

                             275 West Natick Road
                          Warwick, Rhode Island 02886
                           Telephone (401) 244-4500
                           Facsimile (401) 244-4525

                               ----------------

                           NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS

                               ----------------

   Notice is hereby given to the stockholders of BNS Co. (formerly known as Brown & Sharpe Manufacturing Company prior to a corporate name change) that the Annual Meeting of Stockholders will be held on Thursday, July 19, 2001, at 10:30 a.m. at the Company's corporate offices, 275 West Natick Road, Warwick, Rhode Island, for the following purposes:

     1. To fix the number of Directors at eight and to elect a class of three Directors, whose names are set forth in the accompanying Proxy Statement, to succeed the class whose term expires with this Annual Meeting of Stockholders, to serve until the year 2004 Annual Meeting of Stockholders and until their successors shall be elected and qualified.

     2. To ratify and approve the appointment by the Board of Directors of the firm of Ernst & Young LLP as the Company's independent accountants for the year 2001.

     3. To transact such other business that may properly come before the meeting, and any adjournments thereof.

   The Board of Directors has fixed the close of business on Thursday, June 7, 2001, as the record date for determining stockholders entitled to notice of the meeting and to vote at the meeting, and any adjournments thereof. A copy of the Company's Annual Report on Form 10-K containing financial data and a summary of operations for 2000 is being mailed to the stockholders with this Proxy Statement.

   In the event you cannot attend the Annual Meeting in person, please complete, sign and date, and promptly return the enclosed Proxy in the accompanying post-paid envelope so that your shares of Company stock may be represented at the Meeting.

                                          By Order of the Board of Directors,

                                          /s/ James W. Hayes, III
                                          James W. Hayes, III
                                          Secretary

Warwick, Rhode Island
June 22, 2001

                                    BNS Co.

                             275 West Natick Road
                          Warwick, Rhode Island 02886
                           Telephone (401) 244-4500
                           Facsimile (401) 244-4525

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JULY 19, 2001

General

   This Proxy Statement and the accompanying Proxy is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of BNS Co. (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's corporate offices, 275 West Natick Road, Warwick, Rhode Island, on Thursday, July 19, 2001, at 10:30 a.m., and at any adjournments thereof. The approximate date this Proxy Statement is being mailed to stockholders is June 22, 2001.

Stockholders Who May Vote

   Stockholders of record at the close of business on Thursday, June 7, 2001, are entitled to receive notice of and to vote at the Annual Meeting. On that date, the Company had 2,916,729 shares of common stock outstanding comprised of 2,816,795 shares of Class A Common Stock, $.01 par value (the "Class A Stock") and 99,934 shares of Class B Common Stock, $.01 par value (the "Class B Stock"). The Company's Certificate of Incorporation provides that each share of Class A Stock outstanding on the record date entitles the holder thereof to one vote and each share of Class B Stock outstanding on the record date entitles the holder thereof to ten votes except as otherwise provided by law or by the Certificate of Incorporation. The holders of Class A Stock are entitled to elect one Director at the Annual Meeting, and such holders voting together with the holders of Class B Stock as a single class are entitled to elect the remaining Directors to be elected at the Annual Meeting. Except for the foregoing and as may otherwise be provided by law or the Certificate of Incorporation, all other actions submitted to a vote of the stockholders at the meeting will be voted on by the holders of Class A Stock and Class B Stock voting together as a single class.

   All share numbers, except for the year-end stock option grants, exercise and value information on pages 18 and 19, have been adjusted to give effect to the one-for-five reverse stock split effective May 10, 2001.

How to Vote

   You may vote by proxy or in person by ballot at the meeting. If your shares are held in the name of your broker or bank and you wish to vote in person at the meeting, you should request your broker or bank to issue you a proxy to vote your shares. To vote by proxy, please complete, sign, date and return your Proxy Card in the enclosed postage-paid envelope.

How Proxies Work

   Each valid proxy in the enclosed form that is received by the Company will be voted by the persons named therein. All shares represented by the proxy will be voted FOR the election of the Board's nominees as Directors unless the stockholder specifies otherwise or authority to vote for the proposed slate of Directors or any individual Director has been withheld. If for any reason any of such nominees should not be available as a candidate for Director, the proxies will be voted for such other candidate or candidates as may be nominated by the Board of Directors. With respect to the proposal to ratify the appointment of Ernst & Young LLP as the

Company's independent accountants, all shares represented by a proxy will be voted FOR such proposal, unless the proxy specifies that it should be voted against the proposal or not voted at all.

Required Vote

   Consistent with Delaware law and as provided under the Company's By-Laws, the holders of shares entitled to cast a majority of the votes entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be tabulated by persons appointed by the Board of Directors to act as Judges of Election for the meeting as provided by the Company's By-Laws.

   The three nominees for election as Directors at the Annual Meeting who receive the greatest number of votes properly cast for the election of Directors shall be elected Directors. A majority of the votes properly cast on the matter is necessary to approve the action proposed in Item 2, as well as any other matter which comes before the Annual Meeting, except where applicable law or the Company's Certificate of Incorporation or By-Laws require otherwise.

   The Judges of Election will count the total number of votes cast FOR approval of proposals, other than the election of Directors, for purposes of determining whether sufficient affirmative votes have been cast. The Judges of Election will count shares represented by proxies that withhold authority to vote for a nominee for election as a Director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes will have any effect on the outcome of voting on the matter.

Telephone and Internet Voting

   Registered shareholders can vote their shares via (i) a toll-free telephone call from the U.S. and Canada; (ii) the internet; or (iii) by mailing their signed Proxy Card. The telephone and internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered shareholder interested in voting via telephone or the internet are set forth on the enclosed Proxy Card. Stockholders who hold their shares in street name will need to contact their broker or other nominee to determine whether they will be able to vote by telephone or electronically.

For SARP and ESOP Participants

   For participants in the Brown & Sharpe Savings and Retirement Plan and the Brown & Sharpe Savings and Retirement Plan for Management Employees (together the "SARP"), the accompanying proxy card indicates the number of shares of Class A Stock and Class B Stock held in your participant's account under the symbols SPA and SPB, respectively. When a participant proxy card is returned properly signed, Putnam Fiduciary Trust Company ("Putnam Trust"), the Trustee of the shares of Class A and Class B Stock held in the SARP, will vote the participant's shares held in the SARP in the manner directed by the participant, or if the participant makes no directions, Putnam Trust will vote the participant's shares on those matters presented to the stockholders in proportion to instructions received from all participants voting.

   For participants in the Brown & Sharpe Employee Stock Ownership and Profit Participation Plan (the "ESOP") the accompanying proxy card indicates the number of shares of Class A Stock and Class B Stock held in the ESOP and allocated to the participant's account under the symbols ESA and ESB, respectively. When an ESOP participant's proxy card is returned properly signed, the voting tabulator will tabulate and report the aggregate voting instructions received to the ESOP Trustee, Mr. Andrew C. Genor (the "ESOP Trustee") who will then vote the aggregate ESOP shares voted in the manner directed by ESOP participants on the matters presented to the stockholders. The ESOP Trustee will vote ESOP shares for which no instructions are received from ESOP participants on the matters presented in proportion to instructions received from ESOP participants voting. All individual voting instructions of participants in the SARP and ESOP will be held in confidence.

Cost of Solicitation of Proxies

   The entire expense of solicitation of proxies will be borne by the Company. The Company has engaged the services of Georgeson Shareholder--New Jersey, 111 Commerce Road, Carlstadt, New Jersey 07072 to assist in the solicitation of proxies for a fee not to exceed $5,500 plus reasonable out-of-pocket expenses. In addition to the solicitation of proxies by mail, Directors, officers, and employees of the Company may solicit in person, by telephone, facsimile, or telegram. The Company will reimburse persons holding stock for others in their names or in nominee names for their reasonable expenses in sending soliciting material to the beneficial owners of common stock.

Revoking a Proxy

   Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder personally attending the Annual Meeting may also revoke his or her proxy and vote his or her shares of stock.

                                    ITEM 1.

                             ELECTION OF DIRECTORS

   The Board of Directors proposes to fix the number of Directors at eight and to designate a class of three Directors to serve until the year 2004 Annual Meeting and until their successors have been duly elected and qualified (the "2004 Class"). Messrs. Henry D. Sharpe, III, Howard K. Fuguet, and J. Robert Held, all of whom are currently members of the Board and whose term of office expires with this annual meeting, have been nominated by the Board of Directors, and they have each consented to stand for re-election to the 2004 Class. Messrs. Sharpe III, Fuguet, and Held were elected to the Board by the Company's stockholders at the Company's Annual Meeting held on May 1, 1998. As required by the Company's Certificate of Incorporation, the Board has designated that Mr. Sharpe, III be elected by the holders of Class A Stock and that Messrs. Fuguet and Held be elected by the holders of Class A Stock and Class B Stock, voting together as a single class.

   Information is furnished below with respect to the nominees for election to the 2004 Class as well as the Directors continuing in office. Henry D. Sharpe, III is the son of Henry D. Sharpe, Jr., a significant stockholder of the Company (see Table on Page 5) and former Chairman of the Board of Directors, who retired from the Board on October 25, 1996.

   The Board of Directors unanimously recommends a vote FOR the election of Messrs. Sharpe, III, Fuguet, and Held.

       Name (Age)         Year First Principal Occupation During Last Five Years and
    (Board Committee      Elected a    Directorships in Public Reporting and Other
      Membership)          Director                     Companies
    ----------------      ---------- -----------------------------------------------
Nominees for Election to
 Office

Terms Expiring in 2001
Henry D. Sharpe, III         1992    Co-founder and Technical Director, Design Lab,
 (46)                                LLC., Providence, RI, a multi-disciplinary
 (Audit, Corporate                   product design firm specializing in research and
 Governance)                         design of new products, re-design of existing
                                     products, and engineering management services;
                                     and Partner, Konden & Associates LLC, a
                                     placement agent for independent product design
                                     firms.

Howard K. Fuguet (63)        1990    Partner of the law firm of Ropes & Gray, Boston,
 (Audit, Corporate                   MA.
 Governance)

J. Robert Held (62)          1996    Currently a consultant to the computer industry;
 (Audit, Compensation                from 1988 to 1995 President, Chief Executive
 and Nominating)                     Officer, and a Director of Chipcom Corporation,
                                     Southborough, MA, a computer communications
                                     company; from 1984 to 1988 Vice President,
                                     Division General Manager and from 1980 to 1984
                                     Vice President, Sales and Service, Genrad, Inc.,
                                     Concord, MA, a manufacturer of test equipment
                                     for the electronics industry.

Directors Continuing in
 Office

Terms Expiring in 2002
John M. Nelson (69)          1975    From May 1, 2000 to May 1, 2001, Chairman of the
 (Executive, Audit,                  Board of BNS Co.; from June 1999 to present,
 Compensation and                    Lead Director, and from June 1995 to June 1999,
 Nominating, Corporate               Chairman of the Board, The TJX Companies, Inc.,
 Governance)                         an off price specialty apparel retailer;
                                     Chairman of the Board, Wyman Gordon Company,
                                     Worcester, MA, manufacturer of forgings and
                                     castings, from May 1994 to October 1997 and
                                     Chairman and Chief Executive Officer from May
                                     1991 to May 1994; until October 1990, Chairman
                                     of the Board and Chief Executive Officer, Norton
                                     Company, manufacturer of abrasives and ceramics;
                                     Director, Eaton Vance Corp.; Director, Commerce
                                     Holdings Inc., a holding company for property
                                     and casualty insurance companies; Director,
                                     Stocker & Yale Inc., a specialty products
                                     company.

Russell A. Boss (62)         1990    Director and Chairman of the Board of Directors,
 (Executive,                         A. T. Cross Company, Lincoln, RI, manufacturer
 Compensation and                    of fine writing instruments; Trustee, Eastern
 Nominating)                         Utilities Association, Boston, MA.

Roger E. Levien (65)         1996    From May 1997 to present, Managing Partner,
 (Audit, Corporate                   Levien Enterprises, a consulting business; July
 Governance)                         1992 to April 1997, Vice President, Strategy and
                                     Innovation, Xerox Corporation, Stamford, CT,
                                     manufacturer of document and office technology
                                     equipment.

       Name (Age)         Year First Principal Occupation During Last Five Years and
    (Board Committee      Elected a    Directorships in Public Reporting and Other
      Membership)          Director                     Companies
    ----------------      ---------- -----------------------------------------------
Terms Expiring in 2003
Richard M. Donnelly (57)     1999    Currently a principal in the firm of Donnelly
 (Executive,                         Associates, a consulting firm to manufacturing
 Compensation and                    industries; from 1995 to 1998, President of
 Nominating)                         General Motors Europe; from 1992 to 1994, Vice
                                     President & Group Executive for GM Powertrain
                                     Group; from 1983 to 1995, various executive
                                     management positions with General Motors
                                     Corporation; Director, Detroit Diesel
                                     Corporation; Director, Powerway, Inc.

Kenneth N. Kermes (65)       2000    From April 28, 2000 to May 1, 2001, President
 Executive                           and Chief Executive Officer of BNS Co. and since
                                     May 1, 2001, Chairman of the Board, BNS Co.;
                                     partner of BayView Equity Partners and Riparian
                                     Partners, Ltd., two related private equity
                                     firms; from 1994 to 1998, Vice President for
                                     Business and Finance and Chief Financial and
                                     Administrative Officer, University of Rhode
                                     Island; from 1987 to 1989, Executive Vice
                                     President, Corporate Finance and from 1989 to
                                     1991, Senior Vice President and Group Corporate
                                     Development Director, SmithKline Beecham PLC.

                              GENERAL INFORMATION
                      RELATING TO THE BOARD OF DIRECTORS

Organization and Meetings

   The Board of Directors, which held four regular meetings and thirteen special meetings in 2000, maintains a standing Executive Committee, composed of Messrs. Kermes, Nelson, Boss, and Donnelly, which has substantially all of the powers and authority of the Board of Directors when the full Board is not in session. The Executive Committee did not meet in 2000. The Board of Directors also maintains standing committees on audit ("Audit Committee"), corporate governance ("Corporate Governance Committee"), and compensation and board membership nominations, ("Compensation and Nominating Committee"), each of which is composed exclusively of non-employee Directors. Each of the Directors participated in 75% or more of the aggregate number of meetings of the Board and of the committees on which he is a member.

Audit Committee

   The Audit Committee, whose members are Messrs. Sharpe III, Chairman, Fuguet, Nelson, Held, and Levien, recommends to the Board of Directors, for approval by the stockholders, the appointment of a firm of independent certified public accountants to audit the Company's financial statements. The Audit Committee also meets with the independent accountants and the Company's Chief Financial Officer to review the scope and results of the audit, the scope of audit and non-audit services, the range of audit and non-audit fees, any proposed changes in accounting policies, practices, or procedures, including those relating to the Company's internal accounting controls, and the Company's financial statements to be included in the Company's Annual Report to Stockholders and other related matters. The Board of Directors has adopted a written charter for the Committee, which is set forth in Appendix A. The Audit Committee met two times in 2000. See Audit Committee Report on Page 10.

Corporate Governance Committee

   The Corporate Governance Committee, whose members are Messrs. Nelson, Fuguet, Sharpe III, and Levien, considers matters concerning the composition and performance of the Board and its relationship to management and other corporate governance matters, including those relating to the existence of the Company as an independent company or which otherwise might affect the control of the Company. The Corporate Governance Committee did not meet in 2000.

Compensation and Nominating Committee

   The Compensation and Nominating Committee, whose members are Messrs. Boss, Nelson, Donnelly, and Held, performs a periodic review of salaries and compensation/benefit plans for the Executive Officers and other key management personnel of the Company. The Committee also administers the Amended Profit Incentive Plan, the 1989 and 1999 Equity Incentive Plans, the Key Employees' Long-Term Deferred Cash Incentive Plan, the Supplemental Executive Retirement Plan, and the Senior Executive Supplemental Umbrella Retirement Pension Plan. In addition the Committee recommends to the Board nominees who are proposed for election as directors. The Compensation and Nominating Committee met six times in 2000. See "Compensation and Nominating Committee Report".

Director Compensation

   As compensation for services rendered during 2000, the Company paid each non-employee Director an annual retainer of $15,000, a fee of $1,000 for each Board meeting attended, a fee of $500 for each teleconference meeting which lasted more than one-half hour in duration, and a fee of $1,000 for each Committee meeting attended. Directors who are Chairpersons of Committees also receive an additional $3,000 in their annual retainer fee. The Compensation and Nominating Committee of the Board on September 30, 1999 awarded non-qualified stock options to eight non-employee Directors for an aggregate of 6,400 shares of Class A common stock under the 1999 Equity Incentive Plan. Each Director received grants of options for 800 shares at an exercise price of $11.875 per share (adjusted for the reverse stock split on May 10, 2001), which exercise price was equivalent to market value at the time of grant of the awards, and such options are subject to the vesting and other provisions as contained in option grants made to senior management of the Company described in Footnote (2) to the Stock Options/SAR Grants in Last Fiscal Year table on Page 17.

   The law firm of Ropes & Gray, Boston, Massachusetts, of which Mr. Fuguet is a partner, has provided legal services to the Company since 1957.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

I. Security Ownership of Certain Beneficial Owners

   Set forth below are the persons or groups known to the Company who beneficially owned, as of May 30, 2001, under the applicable rules and regulations of the Securities and Exchange Commission, more than 5% of any class of the Company's voting securities.

                                                             Amount and Nature
                                                          of Beneficial Ownership             Percent of
        Name and Address                  Title of Class  ------------------------- Percent    Combined
       of Beneficial Owner                of Common Stock   Direct       Indirect   of Class Voting Power
       -------------------                --------------- ------------ ------------ -------- ------------
Fiduciary Trust Company International(1)      Class A           33,639         --      1.2        9.2
 Two World Trade Center                       Class B           31,782         --     31.8
 New York, NY 10048-0774

Henry D. Sharpe, Jr.(2)                       Class A           95,353       1,440     3.4       10.9
 Pojac Point, RFD No. 2                       Class B           31,784         480    32.2
 North Kingstown, RI 02852

Andrew C. Genor(3)                            Class A                          --      6.4
 c/o BNS Co.                                  Class B           33,212         --     33.2
 275 West Natick Road
 Warwick, RI 02886

Putnam Fiduciary Trust Company(4)             Class A          111,897         --      3.9        5.7
 Investors Way                                Class B           10,548         --     10.5
 Norwood, MA 02062

Merrill Lynch & Co. Inc.(5)                   Class A          254,520         --      9.0        6.6
 On behalf of Merrill Lynch Asset             Class B              --          --      --
 Management Group
 World Financial Center
 North Tower
 250 Vesey Street
 New York, NY 10381

Merrill Lynch Special Value Fund,             Class A          169,380         --      6.0        4.4
 Inc.(5)                                      Class B              --          --      --
 800 Scudders Mill Road
 Plainsboro, NJ 08536

Dimensional Fund Advisors Inc.(6)             Class A          227,288         --      8.0        5.9
 1299 Ocean Avenue                            Class B              --          --      --
 11th Floor
 Santa Monica, CA 90401

Ironwood Capital Management LLC(7)            Class A          275,080         --      9.7        7.2
 21 Custom House Street                       Class B              --          --      --         --
 Suite 240
 Boston, MA 02109

Gabelli Asset Management Inc.(8)              Class A          199,000         --      7.0        5.2
 One Corporate Center                         Class B              --          --      --         --
 Rye, NY 10580-1434

Benson Associates LLC(9)                      Class A          156,288         --      5.5        4.0
 111 S.W. Fifth Avenue                        Class B              --          --      --         --
 Suite 2130
 Portland, OR 97204

--------
(1) Fiduciary Trust Company International, a bank, by virtue of various investment management contracts and trust agreements with members of the Sharpe family, including Henry D. Sharpe, III, a Director, holds the shares of Class A and Class B Stock in the Table. See Footnote (2) below.
(2) Various members of the family of Henry D. Sharpe, Jr. (father of Henry D. Sharpe, III) beneficially own an aggregate of 127,137 shares of common stock of the Company comprised of 95,353 shares of Class A Stock and 31,784 shares of Class B Stock of the Company. These holdings amount to 3.3% and 31.8%, respectively, of each class of stock and represent 10.8% of the combined voting power of the Class A Stock and Class B Stock. The table includes (a) an aggregate of 33,615 shares of Class A Stock and 11,204 shares of Class B Stock held by Henry D. Sharpe, Jr.'s wife and children, including Henry D. Sharpe, III, a Director of the Company, and by trusts, of which they are beneficiaries under agreements with Fiduciary Trust Company International and under which they each have sole voting and dispositive power with respect to their shares and with respect to which Mr. Sharpe, Jr. disclaims beneficial ownership; (b) 24 shares of Class A Stock and 8 shares of Class B Stock held by the Sharpe Family Foundation, a charitable foundation, held by Fiduciary Trust Company International with whom Mr. Sharpe, Jr. shares voting power and with respect to which beneficial ownership is disclaimed; (c) 1,440 shares of Class A Stock and 480 shares of Class B Stock as to which Henry
     D. Sharpe, Jr. has neither voting nor dispositive power but as to which he is a beneficiary under a trust established under the will of Henry D. Sharpe, Sr.; and (d) 61,714 shares of Class A Stock and 20,571 shares of Class B Stock held by Fiduciary Trust Company International as to which Henry D. Sharpe, Jr. has sole voting and dispositive power.
(3) Mr. Genor is an Executive Officer of the Company and serves as Trustee of the Brown & Sharpe Employee Stock Ownership and Profit Participation Plan (the "ESOP"). The Table includes (i) 126,002 shares of Class A Stock and 33,212 shares of Class B Stock held by the ESOP, which are deemed to be beneficially owned by him, but as to all of which ESOP shares, except, with respect to his own vested shares of Class A Stock and Class B Stock in such plan, he disclaims beneficial ownership; and (ii) shares of Class A Stock issuable upon exercise of stock options held by such Executive Officers. (See II. Security Ownership of Management Footnote (3) and Aggregated Options Table.)
(4) Putnam Fiduciary Trust Company acts as Trustee of the Brown & Sharpe Savings and Retirement Plan and the Brown & Sharpe Savings and Retirement Plan for Management Employees (together referred to as the "SARP"), substantially similar tax qualified 401-K savings plans covering the Company's U.S. employees, and in that capacity shares voting power with respect to 111,897 shares of Class A Stock and 10,548 shares of Class B Stock subject to direction from participants in the SARP as to all of which shares Putnam disclaims beneficial ownership.
(5) Merrill Lynch & Co. Inc. is a parent holding company and Merrill Lynch Special Value Fund, Inc. is a subsidiary of such company, and such companies, as registered investment advisors, share voting and dispositive control over such shares with certain clients.
(6) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, has sole voting and dispositive control over such shares and is deemed to have beneficial ownership of the reported shares, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, as to all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.
(7) Ironwood Capital Management, LLC, a registered investment advisor, has shared voting control over 172,568 shares and shared dispositive control over 275,080 shares.
(8) Gabelli Asset Management, Inc. ("Gabelli"), has sole voting and dispositive control over such shares and is deemed to have beneficial ownership of the reported shares, all of which are held in portfolios of Gabelli Funds, LLC, a registered investment advisor, or in GAMCO Investors, Inc., a registered investment advisor, or in Gabelli Associates Limited, a British Virgin Islands corporation, or in Gabelli Associates Fund, a New York limited partnership, or in Gabelli Fund LDC, a British Virgin Islands Company. Gabelli disclaims beneficial ownership of all such shares.
(9) Benson Associates LLC, a registered investment advisor, has sole voting and dispositive control over such shares and is deemed to have beneficial ownership of the reported shares. Benson disclaims beneficial ownership of all such shares.

II. Security Ownership of Management

   The following table and accompanying footnotes set forth certain information about the beneficial ownership of the Company's Class A Stock and Class B Stock as of May 30, 2001 by the Directors, the Executive Officers named in the Summary Compensation Table, and by all Directors and Executive Officers as a group.

                                                    Amount and Nature
                                                 of Beneficial Ownership              Percent of
       Name and Address          Title of Class  -------------------------- Percent    Combined
      of Beneficial Owner        of Common Stock   Direct        Indirect   of Class Voting Power
      -------------------        --------------- ------------- ------------ -------- ------------
Henry D. Sharpe, III(1)              Class A            11,029         480       *        1.3
                                     Class B             3,676         160     3.8

John M. Nelson                       Class A            12,110         --        *          *
                                     Class B                30         --        *

Howard K. Fuguet                     Class A             1,000         --        *          *
                                     Class B               --          --      --

Russell A. Boss                      Class A             2,400         --        *          *
                                     Class B               --          --      --

J. Robert Held                       Class A             1,800         --        *          *
                                     Class B               --          --      --

Roger E. Levien                      Class A             1,200         --        *          *
                                     Class B               --          --      --

Richard A. Donnelly                  Class A               --          --      --         --
                                     Class B               --          --      --         --

Kenneth N. Kermes                    Class A            30,000         --      1.1          *
                                     Class B               --          --      --         --

Philip James(4)                      Class A            16,000         --      1.4        1.1
                                     Class B               165         --      --

Antonio Aparicio(4)                  Class A            10,140         --      1.0          *
                                     Class B               --          --      --

Andrew C. Genor(2)                   Class A           139,002         --      4.9       12.3
                                     Class B            33,212         --     32.2

Edward D. DiLuigi(4)                 Class A            10,800         --        *        1.0
                                     Class B             2,978         --      2.9

All Directors, Nominees and          Class A           239,157         480     8.5       15.9
 Executive Officers as a Group       Class B            37,025         160    37.0
 (13 persons)(3)

--------
*    Less than one percent (1%).
(1)  See Footnote (2) I. Security Ownership of Certain Beneficial Owners.
(2)  See Footnote (3) I. Security Ownership of Certain Beneficial Owners.
(3) With respect to Executive Officers who are not Directors, includes (i) 9,240 shares of Class A Stock directly owned by two of the Executive Officers and as to which they have sole voting and investment power;
     (ii) 5,282 vested shares of Class A Stock and 918 vested shares of Class B Stock in the aggregate as to which certain Executive Officers have shared voting power as participants in the SARP and ESOP.
(4) Messrs. James and DiLuigi terminated their employment with the Company on May 30, 2001, and Mr. Aparicio terminated his employment with the Company on April 27, 2001, following the sale of the Company's Metrology Business to Hexagon A.B.

                            AUDIT COMMITTEE REPORT

   The Audit Committee of the Board of Directors (See "Audit Committee" on Page 5) has furnished the following report on its activities:

   The Audit Committee is composed of five Directors, each of whom meets the independence and experience requirements of the New York Stock Exchange. Mr. Fuguet is a partner of the law firm of Ropes & Gray, Boston, Massachusetts, which has provided legal services to the Company since 1957. As permitted by New York Stock Exchange Listed Company Rules on Audit Committees, the Board has determined that the relationship of Mr. Fuguet's firm to the Company does not interfere with Mr. Fuguet's exercise of independent judgment, and in making such decision, the Board considered the materiality of the relationship to the Company, to Mr. Fuguet and to Mr. Fuguet's law firm. The Committee acts under a written charter, adopted by the Board of Directors, a copy of which is included in this Proxy Statement as Appendix A.

   Management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal controls. The Audit Committee oversees the Company's financial reporting process and internal controls on behalf of the Board of Directors. In this regard, it helps to ensure the independence of the Company's auditors, the integrity of management and the adequacy of disclosure to shareholders. Representatives of the internal audit function, independent auditors and financial management have unrestricted access to the Committee.

   The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives.

   The Committee reviewed the audited financial statements in the Annual Report with management and the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, including a discussion of the reasonableness of significant judgements and the clarity of disclosures in the financial statements, the quality, not just the acceptability, of the Company's accounting principles, and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition the Committee discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the possible affect of non-audit services on the auditors' independence. Fees for the last annual audit were $510,000, and all other fees were $328,000 including audit-related services of $197,000 and non-audit services of $131,000. Audit-related services generally include fees for pension audits, statutory and subsidiary audits, business acquisitions and dispositions, accounting consultations and registration statements. No fees were paid to the independent auditors for financial information systems design and implementation services.

   The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits and met with the auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting and reviewed significant legal developments. The Committee also reviewed the Company's compliance program. Two Committee meetings were held during the year 2000.

   In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended

December 31, 2000, to be filed with the Securities and Exchange Commission. The Committee also recommended to the Board, subject to shareholder approval, the selection of the Company's independent auditors.

                                          Henry D. Sharpe, III, Chairman
                                          Howard K. Fuguet
                                          John M. Nelson
                                          J. Robert Held
                                          Roger E. Levien

                 COMPENSATION AND NOMINATING COMMITTEE REPORT

Compensation Philosophy

   The Compensation and Nominating Committee of the Board of Directors (the "Committee") presents its report on executive compensation for the year 2000. The Committee's guidelines for compensation decisions are guided by the following principles:

  . To provide a competitive total compensation package that enables the Company to attract and retain the key executive talent needed to accomplish its corporate goals.

  . To integrate compensation programs with the Company's annual and long-term business objectives and strategy in order to focus executive behavior on the fulfillment of those objectives.

  . To provide variable compensation opportunities that are directly linked with the performance of the Company and that significantly align executive remuneration with the interests of the stockholders.

   In addition, the Committee also considers, in implementing its decisions, the impact of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), which in certain circumstances disallows annual compensation deductions in excess of $1,000,000. This disallowance provision does not apply to performance-based compensation, commissions, and certain other payments or forms of compensation. The Committee has determined that the Corporation's incentive awards that will be subject to 162(m) should be made, to the extent practicable, on a basis that ensures that the Corporation will be entitled to full deductibility under Section 162(m).

Compensation Program

   The Committee, which is composed of outside Directors who have no interlocking relationships within the meaning of regulations of the Securities and Exchange Commission, is responsible for reviewing the Company's overall executive compensation program, reviewing the compensation of the Executive Officers, and administering the cash bonus, deferred cash award, and stock based incentive plans and certain retirement plans to ensure that pay levels, incentive opportunities, and projected retirement benefits are competitive and, of equal importance, appropriately reflect the performance of the Company. The components of the compensation program for executives are described below.

   Base Salary. The factors considered in determining the appropriate salary are level of responsibility, prior experience and accomplishments, and the relative importance of the job in terms of achieving corporate objectives and general salary ranges for comparable positions at similar size companies or divisions within the industry. Each Executive Officer's salary is reviewed annually. Adjustments may be recommended based upon individual performance, inflationary and competitive factors, and overall results. In late December 1998 and early 1999, the Committee reviewed, with the assistance of a compensation consulting firm, and then increased the base salaries of the Executive Officers for the year 2000 to be more in line with the 50th percentile for comparable companies ("general industrial" companies for executives in its measuring equipment business and select "high-tech" companies for executives associated with its software and sensors business) as surveyed by the consulting firm. (See below for the Chief Executive Officer.)

   Annual Incentive Compensation. Under the Company's Amended Profit Incentive Plan ("PIP"), executives are eligible to receive a planned annual cash bonus of up to a specified percentage (generally 30% to 40% for executives) of base salary. At the beginning of each fiscal year, the Committee establishes for each executive a maximum aggregate percentage bonus opportunity (generally 30% to 40% for executives), which is comprised of separate bonus categories tied to the satisfaction of a specified, largely quantitative formula of corporation goals (e.g., net income, cash flow, and achievement of specific objectives). Actual bonuses paid may be above or below the target amount planned depending on achievement of objectives but may not exceed 200% of the planned bonus. In order to assure that the PIP would effectively encourage and reward superior performance, the Committee in early 1996 had restructured the specific performance targets comprising the overall formula for the Executive Officers to focus their content on promoting cross-divisional and inter-

Company cooperation and also focusing on net income and various determinants of cash flow. Bonuses under the PIP for performance in 1999 were made to a total of approximately 120 management executives, however, the named Executive Officers were not paid any bonuses in 2000 for 1999 performance, although partial bonuses were earned (See Footnote 9 on Page 17), as the Plan's criteria for such year provided that bonuses to such persons would be earned and paid only upon completion of a transaction that dealt satisfactorily with the Company's default situation with its principal lenders and its indebtedness/liquidity problem. PIP bonuses for 2000 performance and the deferred bonuses for 1999 performance were paid in 2001 as set forth in the Compensation Table.

Long-Term Incentive Awards

   Stock Options. Stock options, restricted stock, and other stock based awards which may be granted under the Corporation's stock incentive plan for management, the 1999 Equity Incentive Plan (which was approved by the stockholders on April 30, 1999), and an earlier plan, the 1989 Equity Incentive Plan, provide incentive to executives by giving them a strong economic interest in maximizing stock price appreciation, thereby better aligning their interests with the Corporation's stockholders. Accordingly, each executive's total compensation is significantly dependent upon stock performance. Option exercise prices are set at 100% of fair market value on the date of grant, and the options expire after 10 years. The options granted by the Committee in prior years vest over a period of years, typically 50% after one year and 50% the next year or 50% after the first two years and 25% per year for the following two years, in order to encourage management continuity and better align compensation to long-term stock value. In 1999 the Committee awarded options for an aggregate of 152,640 shares to 136 management persons, including options for an aggregate of 52,000 shares to the Executive Officers (except for Mr. Kermes), as shown in the Summary Compensation Table, and other Executive Officers. These options vest and become exercisable in seven years from the date of grant subject to earlier partial exercise rights in the event the Company's stock price reaches certain levels. The Committee awarded options for 30,000 and 5,000 shares in 2000 to Messrs. Kermes and Aparicio, respectively, which options vest and become exercisable 50% in one year and 25% in year two and three from the date of grant. All options become vested upon a change in control as defined in the Equity Incentive Plans.

   Long-Term Deferred Cash Incentive Plan. This component of executive compensation consists of the Key Employees' Long-Term Deferred Cash Incentive Plan (the "LTDCIP"), which was amended by the Committee in 1998. Pursuant to the Committee's recommendation under the amended Plan, the Company may make annual deferred cash awards as a bonus based on earnings. Each participant has credited to his account a percentage, established by the Committee from time to time, of adjusted pre-tax profit (as defined). Accounts vest after three years or, if earlier, upon retirement at or after age 65 with five years of service or at or after age 60 with ten years of service. (If a participant retires at or after age 55 with five years of service, the normal three-year vesting requirement is reduced to one year after retirement.) Full vesting also occurs upon a Change in Control (as defined). Participants are subject to a two-year post termination non-compete, except for terminations after a change in control. Participant accounts are subject to notional "investment" in one or more mutual fund alternatives and/or BNS Co. stock, except that credits are required to be "invested" in the Company stock alternative if the participant is below the Company's share ownership requirement for executives under the Executive Officer Stock Ownership Policy adopted by the Board on recommendation by the Committee in 1998. Participant vested accounts are distributable at termination of employment in a lump sum or installments (up to three years). Certain larger accounts may be distributed as an annuity. No awards were made to any participant in the LTDCIP for 2000.

Compensation of Chief Executive Officer

   Mr. Curtin, who joined the Company in May of 1995, retired from employment on May 1, 2000 at the end of the term of his employment contract, as amended. Mr. Curtin's base annual salary for 2000, following a review, with the assistance of a compensation consulting firm, of executive compensation, was at the annual rate of $425,274. Mr. Kermes, first elected a Director at the 2000 Annual Meeting, became an employee and succeeded Mr. Curtin as President and Chief Executive Officer on Mr. Curtin's retirement. Mr. Kermes participated in the Company's standard employee benefit plans while employed as President and Chief Executive Officer but did not participate in the PIP, LTDCIP, or Umbrella SERP plans. His base annual salary was set by the Committee at $125,000, and the Committee awarded him options for 30,000 shares at an exercise price of $9.375 per share, the fair market value at the date of grant.

                                          Russell A. Boss, Chairman
                                          John M. Nelson
                                          Richard M. Donnelly
                                          J. Robert Held

                            STOCK PERFORMANCE GRAPH

   The following graph sets forth information comparing the cumulative total return to holders of the Company's Class A Stock over the Company's last five fiscal years beginning at the market close on the last trading day before the beginning of the Company's fifth preceding fiscal year (the "Measuring Period") with (1) the cumulative total return of the Standard & Poor's 500 Stock Index, and (2) the cumulative total return of the Standard & Poor's Machinery (Diversified) index. The graph assumes $100 invested in December 31, 1995 in Company Class A common stock and $100 invested at the same time in each of the S&P indexes shown and assumes that all dividends are reinvested.


                                            [GRAPH]

                                                          S&P
                                                  MANUFACTURING
                           BNS CO.      S&P 500    (DIVERSIFIED)
                 Dec-95        100          100           100
                 Dec-96        137          123           138
                 Dec-97         99          164           164
                 Dec-98         78          211           190
                 Dec-99         21          255           234
                 Dec-00         48          232           278

                            EXECUTIVE COMPENSATION

   The following table sets forth the annual and long-term compensation during each of the Company's last three fiscal years of Kenneth N. Kermes, who became the Company's President and Chief Executive Officer April 28, 2000, and the four other highest-paid Executive Officers (as such term is defined under rules promulgated under the Securities Exchange Act of 1934) who were serving in such capacity as of the end of the Company's last completed fiscal year; and Frank T. Curtin, who served as the Company's President and Chief Executive Officer until April 28, 2000.

                          Summary Compensation Table

                                                                      Long-Term Compensation Awards
                                                               -------------------------------------------
                                  Annual Compensation                 Awards               Pay-outs
                          ------------------------------------ --------------------- ---------------------
          (a)             (b)     (c)         (d)        (e)      (f)        (g)         (h)        (i)
                                                        Other
                                                       Annual  Restricted Securities             All Other
                                                       Compen-   Stock    Underlying              Compen-
       Name and                                        sation   Award(s)   Options/     LTIP      sation
  Principal Position      Year Salary ($) Bonus ($)(9)   ($)     ($)(6)    SARs (#)  Payouts ($)    ($)
  ------------------      ---- ---------- ------------ ------- ---------- ---------- ----------- ---------
Kenneth N. Kermes(1)      2000   81,730         --         --     --        30,000       --         1,153
 President and Chief      1999      --          --         --     --           --        --           --
 Executive Officer        1998      --          --         --     --           --        --           --

Philip James(3)(7)(8)     2000  265,200     232,713        --     --           --        --        78,037
 Group Vice President,    1999  264,846         --         --     --        10,000       --        76,956
 Measuring Systems        1998  254,846     107,785        --     --        10,000       --       116,917

Antonio Aparicio(4)(7)    2000  216,106     227,651        --     --         3,000       --        36,677
 Vice President--         1999  227,002         --       2,000    --         4,000       --        38,839
 Precision Measuring      1998  233,594      63,149        --     --         6,000       --        71,616
 Instruments

Andrew C. Genor(5)(7)(8)  2000  243,000     189,540        --     --           --        --        39,217
 Vice President and       1999  242,307         --     139,111    --        13,000       --        38,122
 Chief Financial Officer  1998   30,288         --         --     --         5,000       --           --

Edward D.                 2000  220,000     171,600        --     --           --        --        50,557
 DiLuigi(6)(7)(8)         1999  219,307         --         --     --         5,000       --        49,476
 Vice President,          1998  199,230      84,537    113,724    --         5,000       --        62,697
 Measuring Systems--
 Americas

Frank T. Curtin(2)(7)(8)  2000  155,387     114,823        --     --           --        --       850,114
 President and Chief      1999  422,777         --         --     --        20,000       --       232,339
 Executive Officer        1998  359,972     208,455        --     --        16,000       --       286,756

--------
(1) Mr. Kermes was elected President and Chief Executive Officer of the Company by the Board of Directors on April 28, 2000 to succeed Mr. Curtin, who retired on May 1, 2000. The amount in Column (c) reflects compensation for the partial year of employment, and the amount in Column
     (i) reflects the Company contribution to Mr. Kermes' SARP and ESOP account.
(2) Mr. Curtin retired on May 1, 2000, and the amount in Column (c) represents his salary for the short year. Column (i) includes for Mr. Curtin amounts of $54,191 for 1999 and $54,092 for 1998, including interest earnings, credited to a Supplemental Executive Retirement Plan account (the "SERP"); amounts of $15,496 and $15,664, representing the values of the 1999 and 1998, year-end Company contributions, respectively, to the executives SARP (4% plus Company matching contributions) and ESOP (2% in shares of Class A Stock); and amounts referred to in Footnotes (7) and (8). For 2000 Column (i) includes $286,240 for a portion of his one-year Consulting Agreement paid through year end and $401,222 for his installments paid under his Umbrella SERP and regular SERP retirement benefits through year-end 2000.
(3) Column (i) includes for Mr. James for 1998 and 1999 amounts of $15,496 and $15,664, respectively, for the value of the year-end Company contribution to the executives SARP and ESOP retirement account and for 2000 an amount of $16,577 for the year-end contribution to the executives SARP account and amounts of $8,253; $24,452; and $24,452, respectively, credited to the executives SERP account for such years and the amounts referred to in Footnotes (7) and (8).
(4) Mr. Aparicio is employed by Brown & Sharpe Tesa S.A., a Swiss corporation ("Tesa") and subsidiary of the Company. Amounts shown are converted from Swiss Franc equivalent for 2000, 1999, and 1998 at the yearly average U.S. dollar exchange rates of $.5946; $.6390; and $.6905, respectively. Column (i) includes dollar value of contributions made to Brown & Sharpe Tesa S.A.'s retirement plans for Mr. Aparicio's benefit for 1998, 1999, and 2000 in the amounts of $40,616; $60,782; and $36,677, respectively and amounts referred to in Footnotes (7) and (8).
(5) Mr. Genor commenced his employment in December of 1998, and the amount in Column (c) reflects the short period of employment for such year. Column
     (e) includes for 1999 amounts of $72,388 for reimbursement of moving expenses and $66,723 for offsetting additional income taxes incurred by the moving expense reimbursement. Column (i) includes for 1999 an amount of $15,482 for the value of the year-end Company contribution to the executives SARP and ESOP retirement account and for 2000 an amount of $16,577 for the year-end contribution to the executives SARP account and the amounts referred to in Footnotes (7) and (8). During 1999 the Company also loaned Mr. Genor $400,000 at the applicable federal rate in connection with his relocation home purchase, which principal amount and interest was repaid prior to year-end.
(6) Column (i) includes for Mr. DiLuigi 1999 and 1998 amounts of $15,664 and $15,496 for the value of the year-end Company contribution to the executives SARP and ESOP retirement account and for 2000 an amount of $16,577 for the year-end contribution to the executives SARP account and amounts of $8,033; $16,542; and $16,542 credited to the executives SERP account, respectively, for such years and the amounts referred to in Footnotes (7) and (8).
(7)  Column (i) includes amounts of $217,000; $31,000; $93,000; and $39,000 for 1998 for Messrs. Curtin, Aparicio, James, and DiLuigi, respectively, credited to memorandum accounts established for the Executive under the Long-Term Deferred Cash Incentive Plan. On February 23, 1996 the Board of Directors approved, on recommendation of the Compensation and Nominating Committee, the Brown & Sharpe Key Employees' Long-Term Deferred Cash Incentive Plan ("LTDCIP") with effect from January 1, 1995. The LTDCIP is intended to be a non-qualified unfunded pension plan within the meaning of Section 3(2) of the Employee Retirement Income Security Act. Award credits are made annually to LTDCIP participants based on one year's financial performance of the Company out of an award pool of 6% of adjusted pre-tax earnings pro rata based on the salaries of participants. The LTDCIP was amended in 1998 to provide that beginning in 1998 participant award opportunities are individually determined by the Committee annually as a percentage of adjusted pre-tax profit. Participants become vested in each accrued annual award after three years subject to accelerated vesting upon a change of control (as defined) and with payout of the credited vested amounts plus interest accrued at a market rate deferred until retirement at or after age 65, death or disability, or earlier upon termination of employment for reasons other than cause. Beginning after January 1, 1998, participants have the option under the Plan to convert all or a portion of their account balances into phantom shares of the Company's common stock in order to satisfy the requirements in the Company's Executive Officer Stock Ownership Policy applicable to participants. (See discussion under "Retirement Plans".) No award credits were earned by any of the named Executive Officers for 1999 and 2000.
(8) Column (i) includes for 2000 and for 1999 amounts of $162,652; $37,008; $22,640; and $17,438 for Messrs. Curtin, James, Genor, and DiLuigi, respectively, for payment of insurance premiums by the Company for split-dollar term life insurance for the benefit of the named Executive Officers who do not have any interest in either the cash surrender value of such policies or refunded premiums in the event of termination of such policy.
(9) For 1999 Messrs. Curtin, James, Aparicio, Genor, and DiLuigi met the cash flow performance criteria objectives (but not the net income criteria) for 1999 under the amended Profit Incentive Plan and are entitled to partial bonuses in the amounts of $114,823; $53,703; $44,618; $43,740;
     and $39,600, respectively. The Board of Directors determined that such amounts would be earned and paid when the Company completed a financing transaction that dealt satisfactorily with the Company's prior default situation with its principal lenders and its indebtedness/liquidity problem. These amounts were earned upon completion of the sale of the Metrology Business to Hexagon on April 27, 2001. The amounts in Column
     (d) for Messrs. James, Aparicio, Genor, DiLuigi, and Curtin for 2000 represent cash bonus payments to such executives earned for performance for such year under the Company's Profit Incentive Plan and payment of the foregoing 1999 PIP awards.

Stock Option/SAR Grants

   Under provisions of the Company's 1989 Equity Incentive Plan, which Plan terminated on February 24, 1999, with no further awards being able to be made after such date, and the 1999 Equity Incentive Plan, which was approved by the stockholders on April 30, 1999 (together the "EIP"), a variety of stock and stock based awards, performance cash awards and related benefits, including stock options, both qualified incentive and non-qualified options, and stock appreciation rights ("SARs"), may be awarded to Executive Officers, other key employees of the Company and its subsidiaries, and Directors. Options were awarded under the 1999 EIP in April and July of 2000 to two of the Executive Officers named in the Summary Compensation Table as set forth (on a pre-reverse stock split basis) in the table below:

                    Options/SAR Grants in Last Fiscal Year

                                                                 Potential Realizable Value
                                                                   at Assumed Annual Rates
                                                                 of Stock Price Appreciation
                                 Individual Grants                     for Option Term
                   --------------------------------------------- ----------------------------
       (a)             (b)          (c)        (d)       (e)          (f)           (g)
                                 % of Total
                                Options/SARs Exercise
                   Options/SARs  Granted to  or Base
                    Granted(1)  Employees in  Price   Expiration
     Name              (#)      Fiscal Year   ($/Sh)     Date       5% ($)        10% ($)
     ----          ------------ ------------ -------- ---------- ------------- --------------
Kenneth N. Kermes    150,000        63.5       1.875   4/27/10         176,810       448,200
Antonio Aparicio      15,000         6.3      2.3125   7/30/10          21,713        55,163

--------
(1)  There were no SARs granted in 2000 to any Executive Officers.
(2) The potential realizable value represents future opportunity and has not been reduced to present value in 2000 dollars. The dollar amount included in these columns are the result of calculations at assumed rates set by rules of the Securities and Exchange Commission for illustrative purposes, and such rates are not intended to be a forecast of the common stock price and are not necessarily indicative of the values that may be realized by the named Executive Officer. The potential realized value is based on arbitrarily assumed annualized rates of stock price appreciation of five and ten percent over the full ten-year term of the options. For example in order for the persons named in the table who received options with exercise prices of $1.875 and $2.3125 per share to realize the potential values set forth in columns (f) and (g), the prices per share of the Company's Class A Stock would have to be $3.054 and $4.863; and $3.76 and $5.99, respectively.

Aggregated Option Exercises and Fiscal Year-End Values

   The following table summarizes (on a pre-reverse stock split basis) the number of options held, the number of options exercised during 2000, and the value of unexercised options held by the named Executive Officers (no SARs were granted to any of the named Executive Officers) at fiscal year-end:

Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

       (a)             (b)        (c)              (d)                    (e)
                                          Number of Securities   Value of Unexercised
                                         Underlying Unexercised      In-the-Money
                                             Options/SARs at        Options/SARs at
                                           Fiscal Year-End (#)    Fiscal Year-End ($)
                      Shares             ----------------------- ---------------------
                   Acquired on   Value      Exercisable (E)/       Exercisable (E)/
     Name          Exercise (#) Realized    Unexercisable (U)      Unexercisable (U)
     ----          ------------ -------- ----------------------- ---------------------
                                             (E)         (U)       (E)        (U)
Kenneth N. Kermes      None       --             --      150,000      --       450,000
Philip James           None       --          62,500      87,500      --       125,000
Antonio Aparicio       None       --          73,000      50,000      --        88,437
Andrew C. Genor        None       --          12,500      77,500      --        62,500
Edward D. DiLuigi      None       --          35,000      45,000      --       162,500
Frank T. Curtin        None       --         200,000         --       --           --

Retirement Plans

   Senior Executive Supplemental Umbrella Pension Plan. The Board of Directors of the Company in May of 1998 ratified action taken by the Compensation and Nominating Committee of the Board (the "Committee") on February 13, 1998, approving the Senior Executive Supplemental Umbrella Pension Plan (the "Umbrella SERP"). The Umbrella SERP is designed to provide key senior executives selected by the Committee with retirement benefits which, together with the annuitized value of their benefits under the Company's Employee Stock Ownership and Profit Participation Plan ("ESOP"), Savings and Retirement Plan ("SARP") and Supplemental Executive Retirement Plan ("SERP"), plus Social Security benefits, will deliver an annuity equal to a percentage (determined by the Committee) of the Executive's final average pay (as defined). The portion of SARP benefits attributable to the Executive's own savings or deferrals (or matching contributions and credits) are disregarded in this computation. For purposes of determining any offset for ESOP and SARP benefits, the value of the Executive's accounts in those two plans is assumed to have grown from January 1, 1998 at a rate equal to the Merrill Lynch Government Master Treasury Bond Index (Ten Plus Years) rate as from time to time in effect.

   Final average pay under the Umbrella SERP is defined as the aggregate of the following amounts, in each case based on the highest three-year average for such amount determined over the ten-year period preceding the determination date: base salary, annual or special bonuses, employer contributions to SARP, Company matching contributions to the SARP, allocations of contributions under the ESOP, and retirement credits under SERP. Full benefits are payable upon retirement at or after age 65 with at least five years of service or at or after age 60 with at least ten years of service. Reduced benefits are payable in the event of termination after age 55 with at least five years of service. Benefits are also payable upon a change in control, with credit given for any period of severance entitlement under a management change-in-control agreement with the Executive (whether or not the Executive's employment has been terminated) and without regard as to whether the Executive has five years of service. Initially benefits under the Umbrella SERP were payable as an annuity with survivor benefits to the Executive's spouse or in any of the following actuarially equivalent forms: a single life annuity, a 50% joint and survivor annuity, three equal annual installments or a single lump sum payment. In February 2000 the Board of Directors approved an amendment to the Plan modifying the payment distribution provisions including distributions with respect to participants whose employment with the Company has terminated prior to the effective amendment date as permitted by the Plan. The amendment eliminates the three annual installment and lump-sum payment options and provides, in addition to retaining the other options, that payment may be made in cash annually over a period of five years or such other period as permitted by the administrator of the Plan. The participating Executive may elect the form of payment subject to certain advance-election requirements specified in the Umbrella SERP. Messrs. Curtin, James, Genor, and DiLuigi participate in the Umbrella SERP and will receive retirement benefits at the following percentages of 60%, 55%, 50%, and 50%, respectively, of their final average pay (as defined), which based on current actuarial calculation and in accordance with the Plan provisions, would (if this payment was selected by the participant) yield annual lifetime post-retirement benefits at age 65 of approximately $363,304; $179,037; $126,373; and $128,248, respectively. Mr. Kermes does not participate in the Umbrella SERP. Mr. Curtin retired on May 1, 2000 with an accrued vested benefit entitlement under such plan of $3,758,002, which is being paid to him in equal quarterly installments of $187,900, including interest over a five-year period. As a result of the change in control of the Company with the sale of the Metrology Business to Hexagon on April 27, 2001, Messrs. Genor, James, and DiLuigi's accrued vested Umbrella SERP benefits in the amounts of $1,937,503; $2,299,656; and $1,782,576, respectively, have been accelerated and paid in May of 2001.

   The Umbrella SERP was adopted in 1998 in conjunction with 1998 amendments to the LTDCIP and the SERP and the adoption of an Executive Officer Stock Ownership Policy. That Policy requires that senior executives of the Company designated by the Committee, and including all participants in the Umbrella SERP, own shares of stock of the Company (including shares deemed to be owned under certain circumstances) having a market value equal, at the date of calculation of accrued credits under the LTDCIP, to three times (for the CEO) and two times (for other executives) the amount of their base salary. Until such levels are achieved, the LTDCIP provides that any amounts annually credited to such executives under the LTDCIP shall be notionally invested in shares of stock of the Company as specified in the LTDCIP. As a result of the change in control of the Company on April 27, 2001, the LTDCIP account balances of Messrs. Curtin, Genor, James, Aparicio, and DiLuigi in the amounts of $141,682; $4,246; $76,443; $274,700; and $45,922, respectively, have been paid in May of 2001.

   Supplemental Executive Retirement Plan. The Company maintains a non-qualified Supplemental Executive Retirement Plan ("SERP") designed to permit certain eligible employees to defer, on an elective basis, up to 50% of salary, as well as automatic deferral of elective contribution amounts that could have been saved under the Company's Savings and Retirement Plan but which were reduced because of applicable tax limitations. In addition the SERP provides for Company credits designed to make up for Company contributions that would have been made to the Savings Plan or the ESOP but for such tax limitations. Participant accounts are maintained on the books of the Company on an unfunded basis, although the Plan permits the establishment of a grantor trust or another funding medium to fund the future payment of benefits, and reflect deferrals and credits including interest earned from market-based investment alternatives available to Participants. Subject to such limitations as the Board of Directors may impose, Participants may elect from several options the manner in which their SERP accounts will be distributed, so long as the election is made prior to the period for which the deferrals or other Company credits are made. However, in the event of death or upon a change in control (as defined) of the Company, a Participant's entire interest under SERP becomes immediately due and payable in a lump sum. Messrs. Curtin, James, Genor, and DiLuigi but not Mr. Kermes participate in the SERP, and Company contributions made to their SERP accounts in 2000 are referenced in the respective footnotes to the Summary Compensation Table. As a result of the change in control of the Company occurring on April 27, 2001, the SERP account balances of Messrs. Curtin, Genor, James, and DiLuigi in the amounts of $216,090; $13,760; $52,962; and $37,282, respectively, have been paid in 2001.

   Foreign Retirement Plan. Brown & Sharpe Tesa S.A., a Swiss corporation ("Tesa"), one of the Company's principal foreign subsidiaries, maintains a defined contribution retirement plan required by Swiss law, pursuant to which benefits accrue on behalf of Mr. Aparicio annually in an amount equal to a percentage (based on his age and salary) of annual compensation and under which interest accrues on accrued benefit amounts at a compound annual rate of 4%. Mr. Aparicio has been a participant in this plan since 1972. Upon retirement at age 65, he is entitled to receive an annual pension in an amount equal to 7.2% of the total accrued benefits, and the estimated annual pension payable upon retirement at normal retirement age (age 65) under such plan in an amount equivalent to $102,023. In addition, Tesa sponsors a separate defined contribution plan covering Mr. Aparicio and other key employees pursuant to which Mr. Aparicio is eligible to receive a lump-sum payment upon retirement. The estimated lump sum payable to Mr. Aparicio upon retirement under this sponsored plan at normal retirement age is an amount equivalent to $418,973. (U.S. Dollar amounts converted at the average monthly exchange rate for the 2000 year of $.5946 per Swiss Franc.) Brown & Sharpe TESA S.A. was sold to Hexagon A.B. on April 27, 2001 as part of the Company's Metrology Business.

Employment, Severance, and Other Agreements

   Employment Agreements. Mr. Frank T. Curtin retired from employment in the capacity of President and Chief Executive Officer on May 1, 2000 at the end of the term of his Employment Agreement dated May 2, 1995, as amended. The amended Agreement had provided for (i) an annual base salary at the rate of $425,274 for 2000 subject to increases at the discretion of the Board of Directors; and (ii) annual cash incentive bonuses in an amount not to exceed the maximum amount permitted under the PIP with all or a portion thereof to be "earned out" and subject to achievement of objectives determined by the Compensation Committee of the Board (See Compensation Committee Report); and
(iii) participation in other executive employee benefits. The amended Agreement had provided that the Company may terminate his employment for a reason other than death, disability, or for cause (as defined in the Agreement) subject, however, to continuation of his base salary and benefits for the unexpired term remaining under the Agreement, but in any event not less than twelve months. No salary or benefits are continued if the employment is terminated by the Company for cause or upon death or disability. Upon the end of the amended Employment Agreement, the Company entered into an agreement with Mr. Curtin on the date of his termination from employment on May 1, 2001 to pay him a one-year continued salary at the same annual rate for consulting services.

   The Company entered into Employment Agreements on January 3, 2000 with Messrs. James and DiLuigi, which provide each Executive with a two (2) year term of employment ending December 31, 2002 at their current annual base salaries, which are to be reviewed by the Board of Directors. The Agreements also provide that upon termination by the Company of their employment without cause, prior to expiration of their terms of employment, the Company will pay them a severance amount of one year's annual base salary in monthly installments, subject to a one year non-compete covenant. Both Employment Agreements provided that upon the occurrence of a change in control of the Company, they would be cancelled and terminated and accordingly upon completion of the Hexagon transaction on April 27, 2001, they were superceded by the 1999 change-in-control agreements referred to below.

   The Company's Swiss subsidiary, Brown & Sharpe Tesa S.A., has an employment agreement with Antonio Aparicio entered into in October 1995 which provides payment of a severance amount to Mr. Aparicio upon termination of employment equal to the salary paid to him during the twelve-month period prior to the effective date of termination.

   Change-in-Control Agreements. The Company had a Change-in-Control ("CIC") agreement, dated August 31, 1999, with Mr. Curtin, which provides for certain payments and benefits to Mr. Curtin only upon a termination of his employment by the Company without cause or termination by Mr. Curtin for good reason (as defined), in the event either such termination occurs after a change in control in the Company (as defined). Under such agreement, Mr. Curtin would be entitled to a severance payment of an amount equal to twice the sum of his base salary and bonus at the highest levels during the five-year period then preceding a change in control or termination, an additional severance payment equal to the annual levels in effect prior to the change in control (or termination), of the contributions, credits, and other benefits that Mr. Curtin was receiving under the Company's various retirement and long-term incentive plans and the continuation for a two-year period of the Company's health and life insurance benefits at the levels in effect immediately prior to the change in control or termination. These payments and benefits will be reduced to the extent necessary to preserve their deductibility to the Company for federal income tax purposes and to avoid imposition of any "excess parachute payment" taxes under the Internal Revenue Code. Termination by Mr. Curtin for good reason after a change in control includes a reduction by the Company in Mr. Curtin's base salary or the Company's failure to continue the compensation, retirement, and benefit plans at the levels at which Mr. Curtin was participating immediately prior to the change in control, the assignment of duties inconsistent with his status as a Chief Executive Officer, or other adverse alteration in the nature or status of his responsibilities. With his retirement from service on May 1, 2000, Mr. Curtin's CIC agreement is no longer in effect, and no CIC payments are due him.

   The Company has similar CIC agreements providing for the same level of benefits upon specified terminations of employment upon a change in control of the Company for the other Executive Officers named in the Summary Compensation Table except for Mr. Kermes, who does not have such agreement. Following completion of the sale of the Metrology Business to Hexagon on April 27, 2001, Messrs. James and DiLuigi were terminated from employment and became entitled to receive their benefits, as calculated under their CIC Agreements, and were paid their benefits in May of 2001, which amounts will be reported in the Proxy Statement for the 2002 Annual Meeting.

                                    ITEM 2.

                          RATIFICATION OF APPOINTMENT
                                      OF
                            INDEPENDENT ACCOUNTANTS

   The Board of Directors has appointed Ernst & Young LLP, who has acted as the Company's independent accountants since January 1, 1995, as the Company's independent accountants for fiscal year 2001, subject to approval by the stockholders. In the event the stockholders do not ratify the selection of Ernst & Young LLP, the Board of Directors will consider the selection of another accounting firm to serve as the Company's independent accountants. Neither Ernst & Young nor any of its partners have any direct or indirect financial interest in or any connection (other than as independent auditor) with the Company or any subsidiary. Representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

   The Board of Directors unanimously recommends a vote FOR the proposal to appoint Ernst & Young LLP as the Company's independent accountants for the 2001 fiscal year.

            STOCKHOLDER PROPOSALS FOR THE YEAR 2002 ANNUAL MEETING

   All stockholder proposals intended to be submitted at the Company's 2002 Annual Meeting must be received by the Secretary of the Company on or before November 15, 2001 in order to be considered for inclusion in the Company's proxy materials for the year 2002 Annual Meeting.

   In the absence of a by-law requiring advance notice for additional nominations or proposals by stockholders for presentation at the Year 2002 Annual Meeting, the persons named as proxies in the year 2002 form of proxy will be entitled to vote in their discretion on all such matters that are not received by the Company by March 14, 2002.

Important Notice

   No matter how small your holdings, if you do not plan to attend the meeting in person, you are respectfully requested to complete, sign, date, and return the accompanying Proxy in the enclosed, post-paid envelope at your earliest convenience.

                                          By Order of the Board of Directors,

                                                 /s/ James W. Hayes, III

                                          James W. Hayes, III
                                          Secretary

Warwick, Rhode Island 02886
June 22, 2001

                                                                     Appendix A

                            AUDIT COMMITTEE CHARTER

Audit Committee

   The Audit Committee ("Committee") is a standing committee of and approved by the Board of Directors ("BOD") and shall be comprised of at least three directors, all of whom are independent of management. The term of appointment is at the discretion of the BOD.

   The Committee shall meet at least twice annually for the purposes of reviewing the audited financial statements, the external auditor's audit plan and management letters, the internal audit department's activities, and other control related subjects. Additional meetings may be held at the Committee's discretion. The Committee will record the results of reviews made and action taken at such meetings and will report to the full BOD with respect to its meetings, including recommending action by management or by the full BOD as the case may be. A majority of the members of the Committee shall constitute a quorum. In the absence of the chairperson of the Committee, the members of the Committee may appoint any other member to preside.

   The Committee shall have free access to the external auditors, internal auditors, and financial management, and if necessary, the authority to contract for help from outside legal, auditing, or consulting firms.

Duties and Responsibilities

                                                               February October
                                                               -------- -------
 1.  Review and select independent external auditors for the       X
     Company in each fiscal year for recommendation to the
     full BOD.

 2.  Review with the director of audit or equivalent and the                X
     external auditors and approve their annual audit plans,
     including the degree of coordination of their respective
     plans and ascertain the independence of the external
     auditors. Review and approve with the external auditors
     the full scope of their services and the related fees.

 3.  Review the annual financial statements with the external      X
     auditors, obtain explanations for all significant
     variances in the financial statements between years,
     inquire as to whether any proposed material adjustments
     were not recorded or whether any second opinions were
     sought on significant accounting issues, and review any
     other considerations bearing upon certification of the
     Company's financial statements.

 4.  Review with the director of audit or equivalent and the       X
     external auditors the results of their audit
     examinations, including the management letters from
     external auditors with specific regard to the adequacy
     of financial controls and to improvements in accounting
     procedures, systems, and policies, and review
     management's response to the issues contained therein.
     A. Computer Controls
     B. Accounting Controls

 5.  Review management's progress regarding the proposed                    X
     actions in management's response to the issues
     highlighted in the external auditors management letters.

 6.  Evaluate the performance of the Company's management and      X
     internal control procedures with management, the
     director of audit or equivalent, and the external
     auditors.

 7.  Reviewing the impact of any significant changes in            X
     accounting principles or practices (both of general
     applicability or as adopted by the Company), auditing
     standards, or SEC reporting requirements, as well as the
     appropriateness of the Company's accounting principles
     and financial disclosure practices and the degree of
     aggressiveness or conservatism used in applying those
     principles and practices.

                                                             February   October
                                                            ----------- -------

 8.  Review the significant reserves established by the          X
     Company with management and the external auditors.

 9.  Determine the open years on federal income tax              X
     returns and whether there are any significant items
     that have been disputed by the IRS and inquire as to
     the status of the related tax reserves.

10.  Review with the Company's general counsel and manager       X         X
     of human resources or equivalents and when
     appropriate, outside counsel, legal issues that may
     have a significant impact on the Company's financial
     statements.

11.  Review the quality and effectiveness of the Company's                 X
     financial organization.

12.  Review management's program of monitoring the               X         X
     Company's corporate policies and any other matters
     regarding the ethical conduct of the Company,
     including the results of compliance plans and the
     content and effect of education programs.

13.  Review with management and the external auditors,                     X
     officers' expenses and perquisites, including any use
     of corporate assets.

14.  Maintain open communications with the director of      Continuous
     audit or equivalent and the external auditors by
     holding private meetings with them regularly. Provide
     the external auditors with open access to the
     chairperson of the Committee so that they may bring
     matters to his or her attention at any time.

15.  Follow up any allegations of deviations from accepted      As
     business practices brought to the Committee's          appropriate
     attention, including initiating or authorizing
     implementation of any special investigations or other
     functions on behalf of the BOD.

16.  Receive and amend as may be necessary the agenda for        X         X
     the Committee meeting, ensure that minutes are
     prepared, and report the Committee's activities to
     the full BOD on a regular basis.

17.  Review and update the Committee's Charter                  As
     periodically and report to the BOD on any recommended  appropriate changes.

                                                                     0660-PS2-01

                                  DETACH HERE

                                     PROXY

                                     BNSCO.

            PROXY FOR CLASS A COMMON STOCK AND CLASS B COMMON STOCK
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                 JULY 19, 2001

     The undersigned appoints each of Kenneth K. Kermes, Roger E. Levien and John M. Nelson, proxies with power of substitution to vote for the undersigned at the Annual Meeting of Stockholders called for Thursday, July 19, 2001, at 10:30 A.M., at 275 West Natick Road, Warwick, Rhode Island, and at any adjournments, all shares of stock which the undersigned would be entitled to vote if present in accordance with their judgment upon any matters that may properly come before said meeting and to vote as specified on the reverse.

     A majority of the proxies present and acting at the meeting in person or by substitute (or if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement pertaining to the aforesaid meeting and a copy of the Company's Annual Report for the year ended December 31, 2000.

     Your Shares of Class A Stock and Class B Stock, including those if a Participant in the SARP and ESOP, on the reverse side are designated "CLA", "CLB", "SPA", "SPB" and "ESA", "ESB" respectively.

     To approve the Board of Directors' recommendation, simply sign and date the back. You need not mark any boxes.

-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
    SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-------------                                                      -------------

-----------------
Vote by Telephone
-----------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683)

-------------------------------------------------------------
Follow these four easy steps:

 1. Read the accompanying Proxy Statement and Proxy Card.

 2. Call the toll-free number
    1-877-PRX-VOTE(1-877-779-8683).

 3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

 4. Follow the recorded instructions.
-------------------------------------------------------------
Your vote is important!
Call 1-877-PRX-VOTE anytime!

----------------
Vote by Internet
----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

-------------------------------------------------------------
Follow these four easy steps:

 1. Read the accompanying Proxy Statement and Proxy Card.

 2. Go to the Website
    http://www.eproxyvote.com/bns

 3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

 4. Follow the instructions provided.
-------------------------------------------------------------
Your vote is important!
Go to http://www.eproxyvote.com/bns anytime!

   Do not return your Proxy Card if you are voting by Telephone or Internet

                                  DETACH HERE

[X] Please mark
    votes as in
    this example.

1. Election of Directors: To fix the number of Directors at eight and to elect three Directors as set forth in the Proxy Statement, Class A Stock may be voted for Messrs. Henry D. Sharpe III, John Robert Held, and Howard K. Fuguet and Class B Stock may be voted only for Messrs. Held and Fuguet as indicated below. Holders of Class A Stock and Class B Stock who wish to provide instructions should vote such class of stock in the space indicated below.

                                Class A Stock
    (01) Henry D. Sharpe III, (02) John Robert Held, (03) Howard K. Fuguet
                         FOR          WITHHELD
                         ALL    [_]   FROM ALL   [_]
                       NOMINEES        NOMINEES

    For, except vote withheld from the nominee(s) below:
    [_] _________________________________________________

                                 Class B Stock
                           (04) Held and (05) Fuguet
                         FOR          WITHHELD
                         ALL    [_]   FROM ALL   [_]
                       NOMINEES        NOMINEES

    For, except vote withheld from the nominee(s) below:
    [_] _________________________________________________

2. To ratify the appointment
   of Ernst & Young LLP as the     FOR    AGAINST    ABSTAIN
   Company's independent           [_]      [_]        [_]
   accountants for the fiscal
   year ending December 31, 2001.


                         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [_]

                         This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the nominees indicated and FOR proposal 2.

                         Note: When signing as Executor, Administrator, Trustee, Guardian, etc., add full title. (Sign exactly as name appears on this card.)

Signature:_____________ Date: ________ Signature:_____________ Date: ________